DEPOSIT AGREEMENT
                                -----------------
     This  Deposit  Agreement  (this "Agreement"), is entered into on this third
                                      ---------
day  of  August,  2000,  between  the  Commonwealth of Australia (the "Lender"),
                                                                       ------
Syntroleum  Australia  Credit  Corporation  (the "Borrower") and Westpac Banking
                                                  --------
Corporation  ABN  33  007  457  141  (the  "Bank").
                                            ----
WHEREAS, the Lender and the Borrower have entered into a certain A$ Loan Agreement dated August 3, 2000 (the "Loan Agreement").
                                           ---------------
WHEREAS, under the terms of the Loan Agreement, it is proposed that the amount of the facility to be provided under it will be made available in tranches. WHEREAS, under the terms of the Loan Agreement, if certain conditions to the drawdown of a tranche are not satisfied during the period that the tranche is available for drawdown, the amount of the tranche is to be deposited with the Bank into a segregated interest-bearing account.
NOW, THEREFORE, for and in consideration of the mutual benefits and obligations of the parties herein stated, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the
Lender,  the  Borrower  and  the  Bank  hereby  agree  as  follows:
     Account.  The Bank has established a segregated interest-bearing account in
     -------
Australia in the name of the Lender, account number BSB036000 Account Number 399052 (the "Account"). The Bank acknowledges that the Lender may from time to time remit funds to the Bank for deposit into the Account; and, in such case, the Bank shall deposit such funds into the Account and maintain such funds in the Account, or disburse such funds from the Account, solely on the terms and conditions of this Agreement.
Release and Delivery of Funds. The Bank shall release and transfer any funds on deposit in, or credited to, the Account as follows:
     Promptly upon the Bank's receipt of a written notice from the Lender and the Borrower substantially in the form of the attached Exhibit A, that appears on its face to be genuine, the Bank will comply with the instructions to transfer the amount specified in such notice to the order of the Borrower (to the account specified in such notice).
Promptly upon the Bank's receipt of a written notice from the Lender substantially in the form of the attached Exhibit B or substantially in the form of the attached Exhibit C, that appears on its face to be genuine, the Bank will comply with the instructions to transfer the amount specified in such notice to the order of the Lender (to the account specified in such notice). The Bank agrees not to permit any funds on deposit or credited to the Account to be transferred to any person or entity other than (i) as expressly set forth in clauses (a) and (b) of this Section 2 or (ii) upon express written instructions jointly signed by the Lender and the Borrower and containing a representation by each of the Lender and the Borrower that the person signing the same is authorized to do so in accordance with the terms of this Agreement. The Lender and the Borrower hereby agree that in the event that the Borrower is liquidated as a result of an involuntary proceeding brought against it under any applicable bankruptcy, insolvency, reorganization or other similar law, the Lender shall be entitled to all amounts then on deposit in the Account.
The Lender agrees not to provide to the Bank (i) any notice contemplated by Exhibit B prior to March 1, 2002 and (ii) any notice to the Bank contemplated by Exhibit C prior 5:00 pm August 31, 2004. In the event that the Bank nevertheless receives (i) any notice contemplated by Exhibit B prior to March 1, 2002, or (ii) any notice contemplated by Exhibit C prior to September 1, 2004, or (iii) the Bank shall not withdraw or transfer funds or take any action on the basis of any such notice.
     Interest.  Credit  balances  in the Account shall bear interest, which will
     --------
be calculated daily and paid monthly to the Account. Interest will be set at the weekly average 30-day Bank Bill Offer Rate less 75 basis points (0.75% p.a.), resulting in a current rate of approximately 5.36% p.a. (as at 13 July
2000). The 30-Day Bank Bill Offer Rate is published each day in the Australian Financial Review newspaper and can be monitored via Reuters BBSY screen. This rate is published daily and the average weekly rate can be calculated internally from the published rate. Interest earned on funds that are on deposit in or credited to the Account shall, in all events be deemed earned by the Borrower and shall be added to the funds on deposit in the Account or paid to the Borrower upon request by the Borrower; provided, however, that if the Bank at any time receives a written notice from the Lender substantially in the form of the attached Exhibit D that appears on its face to be genuine (the "Major Default Notice"), then the Borrower shall not be entitled to receive any amount of interest accrued from the date specified in the Major Default Notice and the Bank shall not pay such amount of interest to the Borrower until such time as the Bank receives from the Lender a written notice substantially in the form of the attached Exhibit E that appears on its face to be genuine.
Extent of Bank's Responsibilities. The Bank's liabilities and obligations are limited to those specifically set forth in this Agreement. The Bank shall not be liable for any act or omission by it in good faith in connection with this Agreement; provided, however, that the Bank shall be liable for any negligence or willful misconduct on its part.
No Set-off.The Bank agrees that it will not obtain (by agreement, operation of law or otherwise) a lien on or other charge over the Account or any funds on deposit in or credited to the Account; and that such funds will not be subject to deduction, set-off, banker's lien, or any other right in favor of any person or entity other than the Lender or the Borrower; provided that the Bank may set off amounts due to it in respect of fees and expenses customarily charged for its performance of the services described in this Agreement only against accrued interest.
Expenses of Bank. All taxes (other than taxes on its overall net income) costs and expenses incurred by the Bank in carrying out the Bank's obligations under this Agreement or in opening, operating, or closing the Account shall be paid or reimbursed by the Borrower as incurred and the Bank may debit those costs and expenses to the Account (but only against accrued interest) when they are incurred.
Indemnification of Bank. The Borrower hereby agrees to indemnify, defend and hold the Bank harmless for all losses, costs and expenses (including reasonable attorneys' fees) suffered or incurred by the Bank and arising out of documents entered into by the Bank, or matters, things and activities (acts and omissions) of the Bank relating to or under this Agreement, provided that such activities were performed by the Bank in good faith and without any negligence or willful misconduct on the part of the Bank. This indemnification obligation shall survive  the  termination  of  this  Agreement.
Notices. All notices, requests, claims, demands or other communications hereunder must be in writing and must be given by delivery in person, by prepaid post (airmail, if appropriate) or by facsimile to the respective parties as follows:
     If  to  the  Lender,  to:
     Commonwealth  of  Australia
     represented  by  Department  of  Industry  Science
     and  Resources  (Invest  Australia)
     Level  6,  20  Allara  Street
     Canberra  ACT  2601
     Australia
     Facsimile:  (61  2)  6213  7843
     Telephone:  (61  2)  6213  7560
     Attention:  General  Manager,  Invest  Australia

     If  to  the  Borrower,  to:
     Syntroleum  Australia  Credit  Corporation
     1350  S.  Boulder,  Suite  1100
     Tulsa,  Oklahoma  74119-3295
     United  States  of  America
     Facsimile:  (918)  592-7979
     Telephone:  (918)  592-7900
     Attention:  Carla  Covey

     If  to  the  Bank,  to:
     Westpac  Banking  Corporation
     Level  14,  109  St  George's  Terrace,
     Perth,  Western  Australia  6000
     Facsimile:  (61  8)  9426  2866
     Attention:  Mr.  Tony  Lofthouse

Or such other address and/or facsimile as is furnished in writing by any party to the others in accordance herewith, except that notices of change of address are only effective upon receipt. Communications hereunder will be deemed to have been received:
     (i)     immediately  upon  delivery  in  person;
(ii) if sent by post, they are taken to be received three days after posting (or seven days after posting if sent to or from a place outside Australia).
(iii) if sent by fax, they are taken to be received at the time shown in the transmission report as the time that the whole fax was sent.
     Despite clauses 8(ii) and 8(iii) if notices are received after 5:00 p.m. in the place of receipt or on a non-business day, they are taken to be received at 9:00 a.m. in the place of receipt on the next business day. For the purposes of this clause 8, "business day" means a day on which banks are open for general banking business in the place where the notice is sent. All notices, requests, claims, demands or other communications hereunder furnished by the Borrower must be executed by one of the authorized signatories with respect to the Account. The Borrower may, at any time, designate new or replacement authorized signatories with respect to the Account, by providing written notice to the Bank. All notices, requests, claims, demands or other communications hereunder furnished by the Lender must be executed by one of the authorized signatories agreed upon by the Lender and the Bank. The Lender may, at any time, designate new or replacement authorized signatories with respect to the Account, by providing written notice to the Bank.
     Miscellaneous.
     --------------
(a) This Agreement is the final expression of the parties hereto with respect to the subject matter described herein and supersedes any and all other agreements and understandings between the parties hereto, both written and oral;
(b) This Agreement may be amended, modified, supplemented, replaced and/or assigned only by a written agreement signed by all of the parties hereto and in accordance with the terms and conditions hereof;
(c) This Agreement shall not be assigned without the prior written consent of the Bank, which consent will not be unreasonably withheld;
(d) This Agreement shall be governed by, and construed in accordance with, the laws of the Australian Capital Territory. Each party irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts of the Australian Capital Territory and courts of appeal from them. Each party waives any right it has to object to an action being brought in those courts, including, without limitation, by claiming that the action has been brought in an inconvenient forum or that those courts do not have jurisdiction;
(e) Without preventing any other mode of service, any document in an action (including, without limitation, any writ of summons or other originating process or any third or other party notice) may be served on any party by being delivered to or left for that party at its address for service of notices under clause 9.
(f) This Agreement may be executed in any number of counterparts and by each party as separate counterparts, each of which when so executed shall be deemed to be an original and all of which, when taken together, shall constitute one and the same instrument;
(g) This Agreement shall be binding upon, and inure to the benefit of, the successors and assigns of the parties hereto;
(h) If, at any time, any provision hereof is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions hereof nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby;
(i) Each of the Lender and the Borrower separately represent and warrant to the Bank that any direction or request given by them to the Bank relating to the payment of any amount from the Account:
     will be a correct and accurate direction or request in conformity with the provisions of this Agreement; and
will have been validly authorized, executed and able to be relied upon by the Bank in accordance with its terms.
(i) The Parties agree and acknowledge that under this Agreement the Bank is acting only in the capacity of a banker and not in any other capacity whatsoever including, without limitation, as trustee or as escrow agent; provided that
                                                                   --------
this clause 5(i) is not intended to reduce, limit or otherwise affect the Bank's responsibility for its negligence, willful misconduct, bad faith or breach of its obligations in this Agreement.
     The Bank is not required to verify or ensure that the Account funds once paid by the Bank as required by this Agreement are used in any manner and is not liable for any loss or damage suffered by any person in relation to their use.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.
     COMMONWEALTH  OF  AUSTRALIA


     By:             /s/
              ----------------
     Name:    Mike  Holthuyzen
              ----------------
     Title:    Deputy  CEO
               ---------------

             "LENDER"
     SYNTROLEUM  AUSTRALIA  CREDIT  CORPORATION


     By:               /s/
              --------------------------
     Name:    Randall  M.  Thompson
              --------------------------
     Title:    Chief  Financial  Officer
              --------------------------

             "BORROWER"
     WESTPAC  BANKING  CORPORATION
     as  the  Bank


     By:               /s/
              -----------------------
     Name:    Leith  Lyon  Wintour
              -----------------------
     Title:    Manager  Legal
               ACT  Legal  Unit
               ----------------------
             "BANK"


                                    EXHIBIT A
                              to Deposit Agreement

               NOTICE OF INSTRUCTION TO TRANSFER FUNDS TO BORROWER

                                     [Date]

Westpac  Banking  Corporation
Level  14,  109  St  George's  Terrace,
Perth,
Western  Australia  6000
Facsimile:  (61  8)  9426  2866
Attention:  Mr.  Tony  Lofthouse

Re:     Account  No.  BSB036000  Account  Number  399052  (the  "Account")
        ------------------------------------------------------------------

Ladies  and  Gentlemen:
     We refer to the Deposit Agreement, dated as of August __, 2000 (the "Deposit Agreement") between you, Syntroleum Australia Credit Corporation (the "Borrower") and the Commonwealth of Australia (the "Lender").
The Lender hereby gives you notice that the Borrower is entitled to receive AUD$_________ of the funds in the Account; and, accordingly, you may transfer all or a portion of AUD$_________ upon the order of the Borrower.
The Borrower hereby instructs you to transfer [all] [SPECIFY AMOUNT IF LESS THAN ALL] of the funds in the Account, by electronic delivery of funds, to [SPECIFY
BANK  OR  INSTITUTION TO WHICH FUNDS ARE TO BE WIRED], account number [_______].
Each of the undersigned represents for your benefit that it is authorized to execute and deliver this notice to you in accordance with the terms of the Deposit Agreement.
Very  truly  yours,

Commonwealth  of  Australia     Syntroleum  Australia  Credit  Corporation


By:                   By:
Name:                 Name:
Title:                Title:
------------          ------------


                                    EXHIBIT B
                              to Deposit Agreement
                           [Letterhead of the Lender]
                          [Date - AFTER FEB. 28, 2002]

            NOTICE OF INSTRUCTION TO TRANSFER CERTAIN FUNDS TO LENDER

Westpac  Banking  Corporation
Level  14,  109  St  George's  Terrace,
Perth,
Western  Australia  6000
Facsimile:  (61  8)  9426  2866
Attention:  Mr.  Tony  Lofthouse

Re:     Account  No.  BSB036000  Account  Number  399052  (the  "Account")
Ladies  and  Gentlemen:
     We refer to the Deposit Agreement, dated as of August __, 2000 (the "Deposit Agreement") between you, Syntroleum Australia Credit Corporation (the "Borrower") and the Commonwealth of Australia (the "Lender").
The Lender has previously remitted for deposit into the Account, among other amounts, an amount equal to AUD$________ (such deposit and such amount, the "Tranche C Facility Limit"). The Tranche C Facility Limit is no longer available to the Borrower. Accordingly, the Lender hereby requests that you transfer the amount equal to the Tranche C Facility Limit from the Account to [SPECIFY BANK OR INSTITUTION TO WHICH FUNDS ARE TO BE WIRED], account number [_______].
The undersigned represents for your benefit that it is authorized to execute and deliver this notice to you in accordance with the terms of the Deposit Agreement and further represents for the benefit of the Borrower that it is authorized to execute and deliver this notice in accordance with the terms of the Loan Agreement referred to in the Deposit Agreement.
     Very  truly  yours,

Commonwealth  of  Australia


By:
Name:
Title:

cc:  Syntroleum  Australia  Credit  Corporation



                                    EXHIBIT C
                              to Deposit Agreement
                           [Letterhead of the Lender]
                          [Date - AFTER AUG. 31, 2004]
              NOTICE OF INSTRUCTION TO TRANSFER ALL FUNDS TO LENDER

Westpac  Banking  Corporation
Level  14,  109  St  George's  Terrace,
Perth,
Western  Australia  6000
Facsimile:  (61  8)  9426  2866
Attention:  Mr.  Tony  Lofthouse

Re:     Account  No.  BSB036000  Account  Number  399052  (the  "Account")
Ladies  and  Gentlemen:
     We refer to the Deposit Agreement, dated as of August __, 2000 (the "Deposit Agreement") between you, Syntroleum Australia Credit Corporation (the "Borrower") and the Commonwealth of Australia (the "Lender").
The Lender has previously remitted for deposit into the Account an aggregate amount equal to AUD$________. The amounts in the Account are no longer available to the Borrower. Accordingly, the Lender hereby requests that you transfer all of the funds on deposit in the Account (after deducting all accrued and unpaid interest earned thereon) to [SPECIFY BANK OR INSTITUTION TO WHICH FUNDS ARE TO BE WIRED], account number [_______]. The accrued and unpaid interest referred to in the preceding sentence is to be paid to the Borrower or upon its order. [IF A NOTICE IN THE FORM OF EXHIBIT D HAD BEEN GIVEN UPON THE OCCURRENCE OF A "MAJOR EVENT OF DEFAULT" AND THE SAME IS STILL IN EXISTENCE, THEN REPLACE THE LAST SENTENCE WITH: "The accrued and unpaid interest referred to in the preceding sentence is to be paid to the Lender at [INSTRUCTIONS FOR PAYMENT]].
The undersigned represents for your benefit that it is authorized to execute and deliver this notice to you in accordance with the terms of the Deposit Agreement and further represents for the benefit of the Borrower that it is authorized to execute and deliver this notice in accordance with the terms of the Loan Agreement referred to in the Deposit Agreement.
     Very  truly  yours,

Commonwealth  of  Australia


By:
Name:
Title:
cc:  Syntroleum  Australia  Credit  Corporation


                                    EXHIBIT D
                              to Deposit Agreement
                           [Letterhead of the Lender]

                                     [Date]
            NOTICE OF MAJOR DEFAULT -- INSTRUCTION TO FREEZE INTEREST


Westpac  Banking  Corporation
Level  14,  109  St  George's  Terrace,
Perth,
Western  Australia  6000
Facsimile:  (61  8)  9426  2866
Attention:  Mr.  Tony  Lofthouse

Re:     Account  No.  BSB036000  Account  Number  399052  (the  "Account")
Ladies  and  Gentlemen:
     We refer to the Deposit Agreement, dated as of August __, 2000 (the "Deposit Agreement") between you, Syntroleum Australia Credit Corporation (the "Borrower") and the Commonwealth of Australia (the "Lender").
The Lender hereby notifies you that a "Major Event of Default" has occurred and is continuing under the Loan Agreement (as defined in the Deposit Agreement). Accordingly, the Lender hereby instructs you not to pay to the Borrower any amount of interest earned on the Account from and after [INSERT DATE OF DEFAULT], which is the date of the occurrence of such "Major Event of Default", and until such date as we may specify to you in writing in substantially the form of Exhibit E to the Deposit Agreement. All such amounts of interest are to be added to the Account.
The undersigned represents for your benefit that it is authorized to execute and deliver this notice to you in accordance with the terms of the Deposit Agreement and further represents for the benefit of the Borrower that it is authorized to execute and deliver this notice in accordance with the terms of the Loan Agreement referred to in the Deposit Agreement.
     Very  truly  yours,

Commonwealth  of  Australia


By:
Name:
Title:
cc:  Syntroleum  Australia  Credit  Corporation



                                    EXHIBIT E
                              to Deposit Agreement
                           [Letterhead of the Lender]

                                     [Date]
       NOTICE OF END OF MAJOR DEFAULT -- INSTRUCTION TO UNFREEZE INTEREST


Westpac  Banking  Corporation
Level  14,  109  St  George's  Terrace,
Perth,
Western  Australia  6000
Facsimile:  (61  8)  9426  2866
Attention:  Mr.  Tony  Lofthouse

Re:     Account  No.  BSB036000  Account  Number  399052  (the  "Account")
Ladies  and  Gentlemen:
     We refer to the Deposit Agreement, dated as of August __, 2000 (the "Deposit Agreement") between you, Syntroleum Australia Credit Corporation (the "Borrower") and the Commonwealth of Australia (the "Lender").
The Lender has previously delivered to you a written notice in substantially the form of Exhibit E to the Deposit Agreement, notifying you that a "Major Event of Default" had occurred and was continuing under the Loan Agreement (as defined in the Deposit Agreement) and instructing you not to pay to the Borrower (and instead, to add to the amount on deposit in the Account) any amount of interest earned on the Account from and after the date specified in that notice. The Lender hereby notifies you that the "Major Event of Default" specified in that notice no longer exists (or the Lender otherwise waives its rights with respect thereto), and, accordingly, the Lender hereby instructs you to pay to the Borrower (at the Borrower's request) all amounts of interest earned on the Account at any time.
The undersigned represents for your benefit that it is authorized to execute and deliver this notice to you in accordance with the terms of the Deposit Agreement and further represents for the benefit of the Borrower that it is authorized to execute and deliver this notice in accordance with the terms of the Loan Agreement referred to in the Deposit Agreement.
     Very  truly  yours,

Commonwealth  of  Australia

By:
Name:
Title:
cc:     Syntroleum  Australia  Credit  Corporation